UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 23, 2018
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 6, 2018, QUALCOMM Incorporated (the “Company” or “Qualcomm”) convened and then immediately adjourned its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in compliance with the Interim Order Regarding the Proposed Acquisition of Qualcomm by Broadcom Limited issued by the Committee on Foreign Investment in the United States on March 4, 2018, as modified on March 5, 2018, and in accordance with the Company’s Amended and Restated Bylaws (“Bylaws”).

On March 23, 2018, the Company reconvened and held the Annual Meeting in compliance with the Order Regarding the Proposed Takeover of Qualcomm Incorporated by Broadcom Limited issued by the President of the United States of America on March 12, 2018 (the “Presidential Order”), and in accordance with the Company’s Bylaws.

Present at the Annual Meeting, either in person or by proxy, were holders of 1,150,880,725 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the Annual Meeting, the Company’s stockholders considered eight proposals, each of which is discussed briefly below and is described in more detail in the Company’s definitive proxy statement dated January 9, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on January 5, 2018.

Set forth below are each of the proposals voted upon at the Annual Meeting and the preliminary voting results reported by the Company’s proxy solicitor, Innisfree M&A Incorporated (the “Proxy Solicitor”), based on the information available to the Proxy Solicitor. These results are preliminary estimates only and are subject to change based on the certification of the voting results by the independent Inspector of Election for the Annual Meeting, IVS Associates, Inc. (the “Inspector of Election”). The Company will file an amendment to this Current Report on Form 8-K to disclose the final, certified voting results after receiving such results from the Inspector of Election.

Proposal 1 - Election of Directors

Nominee	For	Withheld

Barbara T. Alexander	750,366,074	87,276,232
Jeffrey W. Henderson	580,118,365	257,523,941
Thomas W. Horton	677,080,683	160,561,623
Ann M. Livermore	607,187,609	230,454,697
Harish Manwani	756,782,662	80,859,644
Mark D. McLaughlin	781,030,572	56,611,733
Steve Mollenkopf	665,886,777	171,755,529
Clark T. Randt, Jr.	764,371,995	73,270,311
Francisco Ros	733,476,429	104,165,876
Anthony J. Vinciquerra	637,848,911	199,793,395

Following the closing of the polls at the Annual Meeting, the Company was informed by a set of affiliated funds holding Company shares that votes as received by the Company did not reflect the votes that those shareholders had submitted to their voting execution agent. These shareholders had submitted instructions to cast “withhold” votes with respect to the four longest-tenured directors of the Company, including Dr. Paul E. Jacobs (who was not standing for reelection). Instead, “withhold” votes were cast with respect to Dr. Jacobs, Jeffrey W. Henderson, Ann M. Livermore and Anthony J. Vinciquerra. Although corrected instructions were submitted, the shareholders' revised votes were not received by the Company until after the polls had closed and the Annual Meeting had concluded.

Based on the preliminary results above, the Company estimates that, had the votes been accurately communicated, the votes for these three individuals would have been 735,745,988 “for” and 101,896,318 “withheld” for Mr. Henderson, 762,815,232 “for” and 74,827,074 “withheld” for Ms. Livermore and 793,476,534 “for” and 44,165,772 “withheld” for Mr. Vinciquerra.

The total number of broker non-votes with respect to Proposal 1 was 0. Pursuant to the Presidential Order, persons nominated by Broadcom Limited were disqualified from standing for election as directors. Accordingly, the foregoing voting results do not include votes cast for such persons.

The election of directors at the Annual Meeting was a contested election as defined in the Company’s Bylaws. Accordingly, the voting standard for the election was a plurality rather than a majority standard, such that the ten nominees with the highest number of “FOR” votes were elected. As a result, each of the foregoing nominees was elected as a director at the Annual Meeting.

Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 30, 2018.

For	Against	Abstain	Broker Non-Votes

1,113,992,976	18,325,588	18,562,161	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 - To approve, on an advisory basis, our executive compensation.

For	Against	Abstain	Broker Non-Votes

914,191,152	163,833,840	72,855,559	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was approved.

Proposal 4 - To approve an amendment to the Amended and Restated QUALCOMM Incorporated 2001 Employee Stock Purchase Plan, as amended, to increase the share reserve by 30,000,000 shares.

For	Against	Abstain	Broker Non-Votes

1,074,362,943	38,765,168	37,752,400	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 5 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate certain supermajority voting provisions relating to removal of directors.

For	Against	Abstain	Broker Non-Votes

1,120,204,253	10,587,227	20,089,225	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 6 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate certain supermajority voting provisions relating to amendments and obsolete provisions.

For	Against	Abstain	Broker Non-Votes

1,120,180,487	10,608,228	20,092,000	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 7 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate provisions requiring a supermajority vote for certain transactions with interested stockholders.

For	Against	Abstain	Broker Non-Votes

1,118,572,155	12,001,035	20,307,517	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 8 - To approve a stockholder proposal to undo any amendment to the Company's Bylaws adopted without stockholder approval that changes the Bylaws from the version publicly filed with the SEC on July 15, 2016.

For	Against	Abstain	Broker Non-Votes

424,102,636	699,767,084	27,010,971	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was not approved.

Item 8.01 Other Events.

On March 22, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of the Company established the performance goals that will be used for the fiscal 2019 (“FY19”) Annual Cash Incentive Plan (“ACIP”) for the Company’s executive officers. As has been the case in previous years, the objective of the FY19 ACIP continues to be to award recipients for annual operating performance that meets or exceeds established targets. While in the past the Committee has used both adjusted revenues and adjusted Earnings Per Share (EPS) as metrics for measuring operating performance under the ACIP, the only operating performance measure to be used for determining FY19 ACIP payments to the Company’s executive officers will be adjusted EPS.

The FY19 ACIP adjusted EPS targets are based on the FY19 EPS numbers published in Qualcomm’s Investor Presentation on January 16, 2018. The FY19 ACIP reflects the following adjusted EPS targets and funding rates:

Adjusted EPS	Funding Rate (Percentage of Target)
$7.50 and above	200%
$6.75	100%
$5.25 and below	0%

Funding rates for FY19 adjusted EPS between $7.50 and $6.75, and between $6.75 and $5.25, will be interpolated linearly. The funding range from 0 to 200%, which has applied to ACIPs for previous fiscal years, is intended to encompass appropriate upside rewards and downside performance risks. Consistent with past practice, the Committee anticipates establishing the FY19 ACIP for the Company’s executive officers in December 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 29, 2018	By:	/s/ Michelle Sterling
Michelle Sterling
Executive Vice President, Human Resources